UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 16, 2013

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	000-54710	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 — Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 705-9357

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders

Pershing Gold Corporation (the “Company”) held its 2013 Annual and Special Meeting of the Stockholders (the “Meeting”) on December 16, 2013 in Denver, Colorado.  Of the 306,847,027 shares of common stock outstanding and entitled to vote as of the record date, 220,887,120 shares (71.99%) were present or represented by proxy at the Meeting.  The Company’s stockholders approved all of the nominees and proposals.  Specifically, the Company’s stockholders approved the election of Stephen Alfers, Barry Honig and Alex Morrison as directors of the Company to hold office until their successors are elected and qualified and authorized the Company to effect a reverse split of its common stock in a range of not less than 1-for-2 and not more than 1-for-25 and, if the reverse split is effected, to reduce the Company’s authorized common stock from 500,000,000 to a number of shares not less than 100,000,000 or more than 250,000,000. Additionally, the Company’s stockholders approved the compensation of the Company’s executive officers and voted for the advisory vote on executive compensation to occur every three years.   The results of the voting on the matters submitted to the stockholders were as follows:

1.                                      Election of three (3) directors to hold office until their successors are elected and qualified.

Name	Votes For	Votes Withheld	Broker Non-Votes
Steve Alfers	166,474,950	1,384,975	53,027,195
Barry Honig	166,397,990	1,461,935	53,027,195
Alex Morrison	166,668,505	1,191,420	53,027,195

2.                                      Advisory vote regarding approval of compensation of executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
166,396,667	1,157,919	305,338	53,027,196

3.                                      Advisory vote regarding frequency of stockholder advisory votes on executive compensation.

1 Year	2 Years	3 Years	Abstentions
5,295,043	1,224,951	161,083,016	256,914

4.                                      Authorization to effect a reverse split of common stock in a range of not less than 1-for-2 and not more than 1-for-25.

Votes For	Votes Against	Abstentions
211,182,065	7,738,992	1,966,063

5.                                      Authorization, if a reverse is effected, to reduce the authorized common stock to a number of shares not less than 100,000,000 or more than 250,000,000.

Votes For	Votes Against	Abstentions
212,524,000	7,307,927	311,779

In light of the vote regarding the frequency of stockholder advisory votes on executive compensation, the Company has decided to include a stockholder vote on the compensation of executives in its proxy materials every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2013

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President of Finance and Controller